Exhibit 99.3

Supplemental Pro Forma Information

	Fiscal 2009					Fiscal 2010
($ in thousands)	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY

REVENUE:
Telephonics	$80,827	$96,567	$94,126	$116,361	$387,881	$103,619	$116,190	$100,413	$114,294	$434,516
Home & Building Products	204,437	224,133	231,938	198,380	858,888	190,651	225,607	231,797	184,945	833,000
Plastics	112,689	100,269	94,762	105,035	412,755	102,016	115,583	122,288	130,227	470,114
Total consolidated revenue	$397,953	$420,969	$420,826	$419,776	$1,659,524	$396,286	$457,380	$454,498	$429,466	$1,737,630

INCOME BEORE TAXES AND DISCONTINUED OPERATIONS:
Segment operating profit:
Telephonics	$5,378	$8,252	$9,908	$11,345	$34,883	$6,995	$10,622	$9,783	$11,186	$38,586
Home & Building Products	8,901	902	11,222	9,570	30,595	17,768	14,188	21,214	5,589	58,759
Plastics	5,536	6,578	4,780	7,178	24,072	361	5,086	6,691	8,331	20,469
Total Segment operating profit	19,815	15,732	25,910	28,093	89,550	25,124	29,896	37,688	25,106	117,814
Unallocated amounts*	(3,699)	(4,009)	(5,531)	(4,721)	(17,960)	(5,531)	(6,860)	(7,497)	(4,506)	(24,394)
Gain (loss) from debt extinguishment, net	4,304	—	184	—	4,488	(18)	12	—	—	(6)
Net interest expense	(11,850)	(12,120)	(11,165)	(10,565)	(45,700)	(11,445)	(12,074)	(12,216)	(10,326)	(46,061)
Income before taxes and discontinued operations	$8,570	$(397)	$9,398	$12,807	$30,378	$8,130	$10,974	$17,975	$10,274	$47,353

DEPRECIATION and AMORTIZATION:
Segment:
Telephonics	$1,487	$1,543	$1,620	$2,007	$6,657	$1,626	$1,787	$1,985	$2,136	$7,534
Home & Building Products	7,251	7,273	7,565	7,210	29,299	6,616	6,605	6,065	6,975	26,261
Plastics	5,763	5,247	5,239	5,681	21,930	5,613	5,833	5,027	5,911	22,384
Total segment	14,501	14,063	14,424	14,898	57,886	13,855	14,225	13,077	15,022	56,179
Unallocated	71	315	88	62	536	82	84	91	82	339
Total consolidated depreciation and amortization	$14,572	$14,378	$14,512	$14,960	$58,422	$13,937	$14,309	$13,168	$15,104	$56,518

SEGMENT RESTRUCTURING AND IMPAIRMENTS:
Home & Building Products	$476	$323	$1,464	$3,593	$5,856	$1,277	$1,510	$2,951	$832	$6,570

INTEREST EXPENSE, net:
Historic	$3,313	$3,583	$2,628	$2,028	$11,552	$2,908	$3,537	$3,679	$1,789	$11,913
Pro forma	11,850	12,120	11,165	10,565	45,700	11,445	12,074	12,216	10,326	46,061

PROVISION (BENEFIT) for INCOME TAXES:
Historic	$997	$(3,277)	$513	$3,454	$1,687	$830	$(1,175)	$1,965	$2,688	$4,308
Pro forma (assumes 35% ATT tax rate)	2,924	(1,542)	1,492	2,584	5,458	1,922	2,365	5,822	7,172	17,281

INCOME FROM CONTINUING OPERATIONS:
Historic	$2,066	$(2,076)	$6,089	$11,839	$17,918	$4,180	$2,034	$4,989	$(1,699)	$9,504
Pro forma	5,646	1,145	7,906	10,223	24,920	6,208	8,609	12,153	3,102	30,072

DILUTED EARNINGS PER SHARE from CONTINUING OPERATIONS:
Historic	$0.04	$(0.04)	$0.10	$0.20	$0.30	$0.07	$0.03	$0.08	$(0.03)	$0.16
Pro forma	0.10	0.02	0.13	0.17	0.42	0.10	0.14	0.20	0.05	0.50

* Adjusted for management fee charged to ATT.

Unallocated amounts typically include general corporate expenses not attributable to reportable segments.

	Fiscal 2009					Fiscal 2010
($ in thousands)	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY

TELEPHONICS:

Segment operating profit	$5,378	$8,252	$9,908	$11,345	$34,883	$6,995	$10,622	$9,783	$11,186	$38,586
Depreciation and amortization	1,487	1,543	1,620	2,007	6,657	1,626	1,787	1,985	2,136	7,534

Segment profit before depreciation and amortization	$6,865	$9,795	$11,528	$13,352	$41,540	$8,621	$12,409	$11,768	$13,322	$46,120

HOME & BUILDING PRODUCTS:

Segment operating profit	$8,901	$902	$11,222	$9,570	$30,595	$17,768	$14,188	$21,214	$5,589	$58,759
Depreciation and amortization	7,251	7,273	7,565	7,210	29,299	6,616	6,605	6,065	6,975	26,261
Restructuring and impairments	476	323	1,464	3,593	5,856	1,277	1,510	2,951	832	6,570

Segment profit before depreciation, amortization, restructuring and impairments	$16,628	$8,498	$20,251	$20,373	$65,750	$25,661	$22,303	$30,230	$13,396	$91,590

PLASTICS:

Segment operating profit	$5,536	$6,578	$4,780	$7,178	$24,072	$361	$5,086	$6,691	$8,331	$20,469
Depreciation and amortization	5,763	5,247	5,239	5,681	21,930	5,613	5,833	5,027	5,911	22,384

Segment profit before depreciation and amortization	$11,299	$11,825	$10,019	$12,859	$46,002	$5,974	$10,919	$11,718	$14,242	$42,853

TOTAL SEGMENTS:

Segment operating profit	$19,815	$15,732	$25,910	$28,093	$89,550	$25,124	$29,896	$37,688	$25,106	$117,814
Depreciation and amortization	14,501	14,063	14,424	14,898	57,886	13,855	14,225	13,077	15,022	56,179
Restructuring and impairments	476	323	1,464	3,593	5,856	1,277	1,510	2,951	832	6,570

Segment profit before depreciation, amortization, restructuring and impairments	$34,792	$30,118	$41,798	$46,584	$153,292	$40,256	$45,631	$53,716	$40,960	$180,563